SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - DECEMBER 20, 2001


                                    TXU CORP.

             (Exact name of registrant as specified in its charter)



            TEXAS                       1-12833                  75-2669310
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
      of incorporation)                                   Identification Number)


                              TXU ELECTRIC COMPANY

             (Exact name of registrant as specified in its charter)



            TEXAS                        1-11668                75-1837355
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
      of incorporation)                                   Identification Number)





                 ENERGY PLAZA, 1601 BRYAN STREET, DALLAS, TEXAS
               75201-3411 (Address of principal executive offices,
                               including zip code)

       REGISTRANTS' TELEPHONE NUMBER, INCLUDING AREA CODE -(214) 812-4600


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This Form 8-K is filed separately by TXU Corp. (TXU), and its wholly-owned subsidiary, TXU Electric Company (TXU Electric).

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.
         On December 20, 2001, TXU Electric announced an agreement to sell two of its Dallas/Forth Worth gas-fired electric generating plants to Exelon Generation, a subsidiary of Exelon Corp., for $443 million in cash. The two plants, which have a combined capacity of 2,334 megawatts (MW), are the 893-MW Mountain Creek Steam Electric Station (Dallas) and the 1,441-MW Handley Steam Electric Station (Fort Worth).

         The transaction includes a purchase power and tolling agreement for TXU Electric's new merchant energy subsidiary, to purchase power during summer months for the next five years.

         The transaction is expected to be completed in early 2002.

         This report and other presentations made by TXU or TXU Electric contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Although TXU and TXU Electric each believe that in making any such statement its expectations are based on reasonable assumptions, any such statement involves uncertainties and is qualified in its entirety by reference to factors contained in the Forward-Looking Statements sections of Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations in TXU's and TXU Electric's Annual Reports on Form 10-K for the year ended December 31, 2000 and of Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations in TXU's and TXU Electric's Quarterly Reports on Form 10-Q for the quarterly period ended September 30, 2001, as well as general industry trends; implementation of the 1999 Texas electric industry restructuring legislation and other legislation; changes in business strategy or development plans; changes in, or failure or inability to comply with, governmental regulations, including, without limitation, environmental regulations; changes in tax laws; among others, that could cause the actual restructuring or other results of TXU or TXU Electric to differ materially from those projected in such forward-looking statements.

         Any forward-looking statement speaks only as of the date on which such statement is made. Neither TXU nor TXU Electric undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time. It is not possible for TXU or TXU Electric to predict all of such factors, nor can they assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                     TXU CORP.
                                     By: /S/ Kirk Oliver
                                         ----------------------------
                                         Name:    Kirk Oliver
                                         Title:   Treasurer and Assistant
                                                  Secretary


                                      TXU ELECTRIC COMPANY

                                       By: /s/ Kirk Oliver
                                           ---------------------------
                                           Name:    Kirk Oliver
                                           Title:   Vice President

Date:    December 20, 2001